Annual Product Information Notice

Dated May 1, 2008

For

Putnam Hartford Inheritance Manager Variable Life

Putnam Capital Manager Variable Life

Effective as of April 30, 2008, we will not file fully updated prospectuses and statements of additional information (“SAI) in a Registration Statement with the Securities and Exchange Commission. However, in order to provide you with updated information that would have been included in the updated prospectus and SAI, we are providing you this Annual Product Information Notice.  This Notice updates information in the prospectus and statement of additional information dated May 1, 2007 for the variable life insurance products listed above.  Please keep this Notice for future reference.

1.             Fund Data

The following amends “The Funds” section of General Contract Information portion of your prospectus:

Minimum and Maximum Total Annual Underlying Fund Operating Expenses

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses.	0.55%	1.17%

Underlying Fund Fees and Expenses

(as a percentage of average daily net assets)

Underlying Fund:	Management Fee	Distribution and/or Service(12b-1) Fees *	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Putnam Variable Trust
Putnam VT American Government Income Fund - Class IA	0.650%	N/A	0.180%	N/A	0.830%	0.210%	0.620	%(1)(2)
Putnam VT Diversified Income Fund - Class IA	0.700%	N/A	0.130%	0.010%	0.840%	0.070%	0.770	%(2)(3)
Putnam VT Global Asset Allocation Fund - Class IA	0.700%	N/A	0.150%	0.010%	0.860%	0.060%	0.800	%(2)(3)(4)

Putnam VT Global Equity Fund - Class IA	0.780%	N/A	0.110%	N/A	0.890%	N/A	0.890	%(1)
Putnam VT Growth and Income Fund - Class IA	0.500%	N/A	0.050%	N/A	0.550%	N/A	0.550	%(1)
Putnam VT Growth Opportunities Fund - Class IA	0.700%	N/A	0.360%	N/A	1.060%	0.250%	0.810	%(1)(2)
Putnam VT Health Sciences Fund - Class IA	0.700%	N/A	0.130%	N/A	0.830%	N/A	0.830	%(1)(4)
Putnam VT High Yield Fund - Class IA	0.690%	N/A	0.100%	0.010%	0.800%	0.050%	0.750	%(2)(3)
Putnam VT Income Fund - Class IA	0.620%	N/A	0.090%	0.010%	0.720%	0.140%	0.580	%(2)(3)
Putnam VT International Equity Fund - Class IA	0.730%	N/A	0.110%	0.010%	0.850%	N/A	0.850	%(3)
Putnam VT International Growth and Income Fund - Class IA	0.800%	N/A	0.150%	N/A	0.950%	0.030%	0.920	%(1)(2)
Putnam VT International New Opportunities Fund - Class IA	1.000%	N/A	0.170%	N/A	1.170%	0.060%	1.110	%(1)(2)
Putnam VT Investors Fund - Class IA	0.650%	N/A	0.100%	N/A	0.750%	N/A	0.750	%(1)
Putnam VT Money Market Fund - Class IA	0.450%	N/A	0.100%	N/A	0.550%	0.050%	0.500	%(1)(2)(4)
Putnam VT New Opportunities Fund - Class IA	0.630%	N/A	0.090%	N/A	0.720%	N/A	0.720	%(1)
Putnam VT New Value Fund - Class IA	0.680%	N/A	0.070%	N/A	0.750%	N/A	0.750	%(1)
Putnam VT OTC & Emerging Growth Fund - Class IA	0.700%	N/A	0.220%	N/A	0.920%	0.020%	0.900	%(1)(2)
Putnam VT Research Fund - Class IA	0.650%	N/A	0.140%	N/A	0.790%	N/A	0.790	%(1)
Putnam VT Small Cap Value Fund - Class IA	0.770%	N/A	0.100%	0.070%	0.940%	N/A	0.940	%(3)

Putnam VT The George Putnam Fund of Boston - Class IA	0.640%	N/A	0.100%	0.010%	0.750%	N/A	0.750	%(3)(4)
Putnam VT Utilities Growth and Income Fund - Class IA	0.700%	N/A	0.110%	N/A	0.810%	0.010%	0.800	%(1)(2)
Putnam VT Vista Fund - Class IA	0.650%	N/A	0.110%	N/A	0.760%	N/A	0.760	%(1)
Putnam VT Voyager Fund - Class IA	0.600%	N/A	0.070%	N/A	0.670%	N/A	0.670	%(1)

Notes

(1)       “Other Expenses” includes estimated expenses attributable to the fund’s investments in other investment companies that the fund bears indirectly.

(2)       Reflects Putnam Management’s contractual agreement to limit fund expenses through April 30, 2009.

(3)       “Net Total Annual Operating Expenses” includes the amount from “Acquired Fund Fees and Expenses” column, which is an estimate of expenses attributable to the fund’s investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations).  These indirect expenses will vary from time to time depending on the fund’s investments in other investment companies and their operating expenses.

(4)       In order to further limit expenses, Putnam Management has agreed to waive fees and reimburse expenses of the funds to the extent necessary to ensure that the funds pay total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the applicable fund. For these purposes, total fund operating expenses of both the applicable fund and the Lipper custom group average are calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses.  The expense limitation that resulted in the greater reduction in expenses of the funds at the end of each applicable period for each applicable fund was applied to such fund for that period.  During the year ended December 31, 2007 this limitation decreased expenses by the following additional amounts:

Putnam VT Capital Opportunities Fund	0.03%
Putnam VT The George Putnam Fund of Boston	0.02%
Putnam VT Global Asset Allocation Fund	0.02%
Putnam VT Health Sciences Fund	0.02%
Putnam VT Money Market Fund	0.03%

Underlying Fund Investment Objectives and Investment Advisers/Sub-Advisers

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam Variable Trust
Putnam VT American Government Income Fund - Class IA	High current income with preservation of capital as its secondary objective	Putnam Investment Management, LLC
Putnam VT Diversified Income Fund - Class IA	As high a level of current income as Putnam Management believes is consistent with preservation of capital	Putnam Investment Management, LLC Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IA	High level of long-term total return consistent with preservation of capital	Putnam Investment Management, LLC
Putnam VT Global Equity Fund - Class IA††	Capital appreciation	Putnam Investment Management, LLC Sub-advised by Putnam Investments Limited
Putnam VT Growth and Income Fund - Class IA	Capital growth and current income	Putnam Investment Management, LLC

Putnam VT Growth Opportunities Fund - Class IA	Capital appreciation	Putnam Investment Management, LLC
Putnam VT Health Sciences Fund - Class IA	Capital appreciation	Putnam Investment Management, LLC
Putnam VT High Yield Fund - Class IA	High current income. Capital growth is a secondary goal when consistent with achieving high current income	Putnam Investment Management, LLC Sub-advised by Putnam Investments Limited
Putnam VT Income Fund - Class IA	High current income consistent with what Putnam Management believes to be prudent risk	Putnam Investment Management, LLC
Putnam VT International Equity Fund - Class IA	Capital appreciation	Putnam Investment Management, LLC Sub-advised by Putnam Investments Limited
Putnam VT International Growth and Income Fund - Class IA	Capital growth. Current income is a secondary objective	Putnam Investment Management, LLC Sub-advised by Putnam Investments Limited
Putnam VT International New Opportunities Fund - Class IA	Long-term capital appreciation	Putnam Investment Management, LLC
Putnam VT Investors Fund - Class IA	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC
Putnam VT Money Market Fund - Class IA	As high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity	Putnam Investment Management, LLC
Putnam VT New Opportunities Fund - Class IA	Long-term capital appreciation	Putnam Investment Management, LLC
Putnam VT New Value Fund - Class IA	Long-term capital appreciation	Putnam Investment Management, LLC
Putnam VT OTC & Emerging Growth Fund - Class IA	Capital appreciation	Putnam Investment Management, LLC
Putnam VT Research Fund - Class IA	Capital appreciation	Putnam Investment Management, LLC
Putnam VT Small Cap Value Fund - Class IA	Capital appreciation	Putnam Investment Management, LLC
Putnam VT The George Putnam Fund of Boston - Class IA	A balanced investment composed of a well diversified portfolio of stocks and bonds which provide both capital growth and current income	Putnam Investment Management, LLC
Putnam VT Utilities Growth and Income Fund - Class IA†	Capital growth and current income	Putnam Investment Management, LLC Sub-advised by Putnam Investments Limited
Putnam VT Vista Fund - Class IA	Capital appreciation	Putnam Investment Management, LLC
Putnam VT Voyager Fund - Class IA	Capital appreciation	Putnam Investment Management, LLC

(††)         Closed to all premium payments and transfers of account value for all policies issued on or after 5/1/2006

2.             Fees We Receive from Funds and related parties

The following updates “The Funds” section of About Us in the prospectus:

For the fiscal year ended December 31, 2007, revenue sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), did not exceed: $4,457,553 million (excluding indirect benefits received by offering HLS Funds as investment options).

3.             Additional Payments

The following updates, “Additional Payment” section of How Policies are Sold in the prospectus:

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to, among other things encourage the sale of this Policy.  These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

For the year ended December 31, 2007, Hartford and its affiliates paid approximately $11.8 million in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.

In addition, for the year ended December 31, 2007, Hartford, HESCO and their affiliates, Hartford Life and Annuity Insurance Company, paid $3.5 million in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly owned subsidiary of Hartford).

4.             Policy Limitations

The following amends the “Policy Limitations” section of Your Policy in the prospectus:

There are some restrictions on your ability to make sub-account transfers.  These include: a) one sub-account transfer request each day; b) a total of 20 sub-account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service; and c) policies designed by the Underlying Funds to restrict excessive sub-account transfers.  Please refer to the May 1, 2007 version of the prospectus for more information or contact Us.

5.             MEC Language

The following amends the “Premium Payment” section of Premiums in the prospectus:

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

•      The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

•      We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

•      Any premium payment in excess of $1,000,000 is subject to our approval.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:

•      If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice.  You have 2 weeks from the date of the notice to respond.

•      If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance.  If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:

•      If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.

•      If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy.  The owner will be notified of our action after the premium payment has been credited.

6.             Static Asset Allocation

The following is added as “Static Asset Allocation” section of Other Benefits in the prospectus:

Static Asset Allocation Models

This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives.  Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy (“model portfolios”).  These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods.  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

You choose how much of your Account Value you want to invest in this program.  You can also combine this program with the Dollar Cost Averaging Program, if available (subject to restrictions).  Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio’s original percentages, thereby eliminating imbalances resulting from market movements and/or partial Surrenders.  We have no discretionary authority or control over your investment decisions.  These model portfolios are based on then available Funds and do not include the Fixed Account.  You may participate in only one model portfolio at a time.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates.  Information on updated model portfolios may be obtained by contacting your Registered Representative.  Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics.  When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.

7.             How to Send Premium Payments

The following updates the “Allocation of Premium” section of Premiums in the prospectus:

Mail

You should send premium payments to the following lockbox address:

The Hartford

PO Box 64273

St. Paul, MN 55164-0273

or

To our Individual Life Operations Team at:

The Hartford

500 Bielenberg Drive

Woodbury, MN 55125

Wire

You may also arrange to pay your premium by wire.  To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.

8.             Legal Proceedings

The following amends the “Legal Proceedings” section of the prospectus:

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

Additional Information and Contacting The Hartford

In addition to this Annual Product Information Notice, you are receiving the financial statements of the issuing company and the separate account.  You will receive the underlying fund prospectuses with the confirmation statement of any fund transaction that you make throughout the year.  You can also obtain fund prospectuses: 1) from our website at www.hartfordinvestor.com; 2) by calling your registered representative; or 3) by calling Hartford at 1-800-231-5453.  You will receive each underlying fund’s annual and semi-annual reports that you are invested in as well as quarterly and annual policy statements.  For performance and other policy information visit our website at www.hartfordinvestor.com or call our customer service representatives at 1-800-231-5453.  Our mailing address is the Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.